SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                             (AMENDMENT NO. _______)

Filed  by  the  Registrant [X]
Filed  by  a  Party  other  than  the  Registrant [X]


Check  the  appropriate  box:
[ ]  Preliminary  Proxy  Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)
     (2))
[X]  Definitive  Proxy  Statement
[ ]  Definitive  Additional  Materials
[ ]  Soliciting  Material  Pursuant  to  Rule  14a-11(c)  or  Rule  14a-12

                        American  Bingo  &  Gaming  Corp.
--------------------------------------------------------------------------------
           (Name  of  Registrant  as  Specified  in  Its  Charter)


--------------------------------------------------------------------------------
  (Name  of  Person(s)  Filing Proxy Statement, if other than the Registrant)

Payment  of  filing  fee  (Check  the  appropriate  box):
[X]  No  fee  required.
[ ]  Fee  computed  on  table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title  of  each  class  of  securities  to  which transaction applies:

     ---------------------------------------------------------------------------

     (2)  Aggregate  number  of  securities  to  which  transaction  applies:

     ---------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     ---------------------------------------------------------------------------

     (4)  Proposed  maximum  aggregate  value  of  transaction:

     ---------------------------------------------------------------------------

     (5)  Total  fee  paid:

     ---------------------------------------------------------------------------

[ ]  Fee  paid  previously  with  preliminary  materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount  Previously  Paid:

     ---------------------------------------------------------------------------

     (2)  Form,  Schedule  or  Registration  Statement  No.:

     ---------------------------------------------------------------------------

     (3)  Filing  Party:

     ---------------------------------------------------------------------------

     (4)  Date  Filed:

     ---------------------------------------------------------------------------

                          AMERICAN BINGO & GAMING CORP.

                             1440 Charleston Highway
                       West Columbia, South Carolina 29169

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           11:00 AM CDT, MAY 31, 2000

                         THE FOUR SEASONS HOTEL - AUSTIN
                            98 SAN JACINTO BOULEVARD
                               AUSTIN, TEXAS 78701

The Annual Meeting of Stockholders of American Bingo & Gaming Corp. will be held on the 31ST day of MAY 2000, at 11:00 AM CDT time, for the following purposes:

     1.  To  elect  three  members  to  the  Company's  Board  of  Directors;

     2. To ratify the appointment of Sprouse & Winn, L.L.P. as the Company's independent auditors for 2000; and

     3. To consider such other matters as may properly come before the Meeting or any adjournment of the Meeting.

Only holders of record of the Company's Common Stock at the close of business on April 10, 2000, will be entitled to notice of and to vote at the Meeting or any adjournment of the Meeting. The stock transfer books will remain open.

You are cordially invited to attend the Meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. If you receive more then one proxy card, it is an indication that your shares are registered in more than one account. Please complete, date and sign each proxy card you receive. You may revoke your proxy
                         ----
at  any  time  before  it  is  voted.

Enclosed with these proxy materials is a copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1999 (without exhibits).

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ JEFFREY L. MINCH

                                          JEFFREY L. MINCH
                                          VICE CHAIRMAN  OF  THE  BOARD
                                          AND PRESIDENT


May  5,  2000

                          AMERICAN BINGO & GAMING CORP.
                          -----------------------------

                             1440 Charleston Highway
                      West Columbia, South Carolina  29169

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                           11:00 AM CDT, MAY 31, 2000

                         THE FOUR SEASONS HOTEL - AUSTIN
                            98 SAN JACINTO BOULEVARD
                               AUSTIN, TEXAS 78701

This Proxy Statement and the accompanying form of proxy are furnished in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders of American Bingo & Gaming Corp. to be held on Wednesday, May 31, 2000, at 11:00 AM CDT, and at any adjournment thereof, for the purposes set forth in this Proxy Statement. The Meeting will be held at The Four Seasons Hotel - Austin, 98 San Jacinto Boulevard, Austin, Texas 78701

THE ACCOMPANYING PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. The principal executive offices of the Company are located at 1440 Charleston
Highway, West Columbia, South Carolina 29169. This Proxy Statement and the accompanying form of proxy were first mailed to the stockholders on or about May 5, 2000.


                  VOTING AND REVOCABILITY OF PROXY APPOINTMENTS
                  ---------------------------------------------

The Company has fixed April 10, 2000, as the record date for determining the stockholders entitled to notice of and to vote at the Meeting. The Company's only class of stock currently outstanding is its Common Stock, par value $0.001 per share. At the close of business on the Record Date, there were outstanding and entitled to vote 8,276,490 shares of Common Stock of the Company, with each share being entitled to one vote. There are no cumulative voting rights. A majority of the outstanding shares of Common Stock represented at the Meeting, in person or by proxy, will constitute a quorum.

All proxies will be voted in accordance with the instructions contained in the proxies. If no choice is specified, proxies will be voted in accordance with the recommendations of the Board as set forth in this Proxy Statement, and at the proxy holders' discretion on any other matter that may properly come before the Meeting. Any stockholder may revoke a proxy given pursuant to this solicitation at any time before it is voted. A stockholder may revoke his or her proxy by voting in person at the Meeting or submitting to the Company's Secretary at the Meeting a subsequently dated proxy. In addition, a stockholder may revoke his or her proxy by notifying the Secretary of the Company either in writing prior to the Meeting or in person at the Meeting. Revocation is effective only upon receipt of such notice by the Secretary.

Management of the Company is not aware of any other matter to be presented for action at the Meeting other than those mentioned in the Notice of Annual Meeting of Stockholders and referred to in this Proxy Statement. If any other matters come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their judgment.

AMERICAN  BINGO  -  PROXY  MATERIALS                                      PAGE:2
------------------------------------                                      ------


                                  SOLICITATION
                                  ------------

The costs of preparing, assembling and mailing the proxy materials will be borne by the Company. Certain officers, directors and employees of the Company, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies in addition to this solicitation by mail. The Company expects to reimburse brokers, banks, custodians and other nominees for their reasonable out-of-pocket expenses in handling proxy materials for beneficial owners of the Common Stock.


                              ELECTION OF DIRECTORS
                              ---------------------

Article III, Section 2 of the Company's Bylaws provides that the Board of Directors shall consist of no less than two nor more than eleven directors. The Board of Directors is currently set at three directors. All three of the current members of the Board have been nominated for election to the Board at the Meeting. The persons nominated for election at the Meeting shall, if elected, serve on the Board for a term of one year until the 2001 Annual Meeting of Stockholders and until their respective successors have been duly elected and have qualified. The officers of the Company are elected annually by the Board of Directors following the Annual Meeting of stockholders and serve for terms of one year and until their successors are duly elected and qualified.

The directors shall be elected by a plurality of the votes cast at the Meeting. A "plurality" means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be elected at the Meeting. Consequently, any shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact on the election of directors. It is the intention of the persons named as proxies in the accompanying proxy to vote FOR the election of the nominees identified below. If any nominee is unable or fails to accept nomination or election (which is not anticipated), the persons named in the proxy as proxies, unless specifically instructed otherwise in the proxy, will vote for the election of such other person as the Company's existing Board of Directors may recommend.

The table below sets forth certain information about the nominees, including the nominee's age, position with the Company and length of time served as a member of the Board. All of the nominees are currently serving as directors of the Company.

Name                         Age          Position with the Company          Director Since
---------------------------  ---  -----------------------------------------  --------------
Daniel W. Deloney             68  Chairman of the Board                      May 1999

Gordon R. McNutt              56  Director                                   October 1999

Jeffrey L. Minch              49  Vice Chairman of the Board, President and  July 1999
                                        Chief Executive Officer


   THE  BOARD  OF  DIRECTORS  RECOMMENDS  A  VOTE  "FOR"  THE  ELECTION  OF THE
                         THREE  NOMINEES  NAMED  ABOVE.


                 DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY
                 -----------------------------------------------

The following sets forth the name and a brief description of the principal occupation and business experience for at least the preceding five years for each of the three nominees for election to the Board of Directors and the executive officers of the Company. None of the directors or executive officers are related.

AMERICAN  BINGO  -  PROXY  MATERIALS                                      PAGE:3
------------------------------------                                      ------


DANIEL W. DELONEY, 68, is currently the Chairman of the Board of the Company. Mr. Deloney received a Bachelor of Science from Auburn University in 1955 and a Juris Doctor from the Jones Law Institute in 1981. He began his career as a district sales manager for the Ralston Purina Company in 1955. In 1965, he became the regional director for Financial Service Corporation. In 1974, he formed DFA Advisory Corporation, a registered investment advisory company. As an independent certified financial planner, Mr. Deloney's principal emphasis was on tax and financial planning. In 1986, Mr. Deloney became Vice President of Rice Financial Corporation and has served as its President since 1994. He is currently President and Chairman of the Board of Rice Acceptance Company, Inc. (d/b/a Rice Banking Company) and its parent company Rice Financial Corporation. Mr. Deloney is a member of the American Financial Services Association. He has served as President of the Alabama Financial Services Association and is currently Chairman of its Executive Committee. He also serves as Treasurer of the Alabama Independent Automobile Dealers Association.

GORDON R. MCNUTT, 56, has served as a member of the Board of Directors since October 1999. Mr. McNutt received a Bachelor of Business Administration from the University of Texas in 1966 and a Master in Business Administration from the Kellogg Graduation School of Management in 1967. In 1967, Mr. McNutt began his banking career accepting a management position at the financial institution that is now known as SunTrust Bank. By 1973, Mr. McNutt had already held several positions at both SunTrust and Union Bank. In 1973, Mr. McNutt accepted a position with First City Bancorp and rose to the level of Executive Vice President and was a member of the Board of Directors. In 1988, Mr. McNutt retired from the public banking industry and became a private investor. Since 1988, Mr. McNutt has primarily focused his attention and financial expertise on real estate transactions and has held numerous financial advisory positions.

JEFFREY L. MINCH, 49, is currently serving as the Company's Vice Chairman of the Board, President and Chief Executive Officer. Mr. Minch is a distinguished graduate of the Virginia Military Institute in civil engineering with graduate education in Finance. For the last three years Mr. Minch has been a private investor and is a major shareholder of the Company. Mr. Minch co-founded, grew and profitably sold a commercial real estate company, Littlefield Real Estate Company. As President and Chief Executive Officer, Mr. Minch planned and executed the strategy that Littlefield utilized to grow from a start up in 1984 to one of the largest commercial real estate companies in Texas. In 1996, Mr. Minch sold Littlefield's substantial office, apartment and warehouse portfolios, in three transactions, over a five-month period.

LARRY D. KASUFKIN, 56, is currently serving as the Secretary, Treasurer and Controller of the Company. Mr. Kasufkin was employed for nineteen years with three insurance groups on the executive management level. Mr. Kasufkin started his career with KPMG Peat Marwick as a certified public accountant and served as an auditor and tax advisor. Mr. Kasufkin serves in volunteer capacities with the Leukemia Society of America.


                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS
                ------------------------------------------------

SUMMARY  OF  CASH  AND  CERTAIN  OTHER  COMPENSATION

The following table sets forth for the fiscal years ended December 31, 1997, 1998 and 1999, the cash compensation paid or accrued by the Company, as well as certain other compensation paid or accrued for those years, for services in all capacities to:

     1. each person who served as the chief executive officer of the Company at any time during 1999, and,

     2. the two most highly compensated executive officers of the Company who were no longer serving in such capacity as of December 31, 1999, who earned total annual compensation, including salary and bonus, for the fiscal year ended December 31, 1999, in excess of $100,000.

AMERICAN  BINGO  -  PROXY  MATERIALS                                      PAGE:4
------------------------------------                                      ------

                                   SUMMARY COMPENSATION TABLE

                                                                           LONG-TERM
                                                                          COMPENSATION
                                                                    ---------------------------
                                      ANNUAL COMPENSATION             AWARDS        PAYOUTS
                          ----------------------------------------  ---------------------------
                                                                    SECURITIES
     NAME AND                                        OTHER ANNUAL   UNDERLYING     ALL OTHER
 PRINCIPAL POSITION       YEAR   SALARY    BONUS     COMPENSATION     OPTIONS     COMPENSATION
------------------------  ----  --------  --------  --------------  -----------  --------------
Jeffrey L. Minch (1) -    1999  $ 27,000  $     --  $          --          ---   $          --
Vice Chairman of the
Board, President and      1998  $     --  $     --  $          --          ---   $          --
Chief Executive Officer
                          1997  $     --  $     --  $          --          ---   $          --

Daniel W. Deloney (2) -   1999  $ 35,597  $     --  $          --          ---   $          --
Chairman of the Board
                          1998  $     --  $     --  $          --          ---   $          --

                          1997  $     --  $     --  $          --          ---   $          --

Andre M. Hilliou (3) -    1999  $128,152  $ 50,000  $          --          ---   $   228,600(4)
Former Chairman of the
Board, Former President   1998  $142,851  $     --  $          --    300,000(5)  $          --
and Former Chief
Executive Officer         1997  $     --  $     --  $          --          ---   $          --

George M. Harrison, Jr.   1999  $ 45,049  $     --  $          --          ---   $   112,363(7)
(6) - Former Vice
Chairman of the Board,    1998  $127,816  $     --  $     9,563(8)         ---   $          --
Former Vice President,
and Former Interim Chief  1997  $  4,000  $     --  $          --          ---   $          --
Executive Officer

Richard M. Kelley (9) -   1999  $ 80,476  $     --  $          --          ---   $  190,000(10)
Former Chief Financial
Officer, Former Vice      1998  $ 73,027  $100,000  $          --   100,000(11)  $          --
President and Former
Treasurer                 1997  $     --  $     --  $          --          ---   $          --

(1) Mr. Minch began working with the Company on July 2, 1999, when he was elected as a director to fill a vacancy on the Board of Directors. On July 8, 1999, Mr. Minch was elected Vice Chairman of the Board. In September 1999, Mr. Minch was elected President and Chief Executive Officer of the Company.

(2) Mr. Deloney began working with the Company on May 27, 1999, when he was elected as a director to fill a vacancy on the Board of Directors. On July 2, 1999, Mr. Deloney was elected Chairman of the Board and Interim
     President and Chief Executive Officer. Mr. Deloney served as Interim President and Chief Executive Officer until September 1999.

(3) Mr. Hilliou began working with the Company on May 18, 1998, as the President and Chief Executive Officer of the Company. On July 30, 1998, he was elected as the Chairman of the Board. Mr. Hilliou continued to serve in these capacities until July 2, 1999, at which point he resigned from the Board and terminated his employment with the Company.


AMERICAN  BINGO  -  PROXY  MATERIALS                                      PAGE:5
------------------------------------                                      ------

(4)  This represents the severance payment paid to Mr. Hilliou on July 2, 1999.

(5) When Mr. Hilliou terminated his employment with the Company, he forfeited 200,000 of these stock options and thus only 100,000 remain outstanding.

(6) Mr. Harrison began working with the Company in December 1997 following the acquisition by the Company of Darlington Music Co., Inc., of which Mr. Harrison was the President and one-third owner. Mr. Harrison served as the interim Chairman of the Board from April 10, 1998 until July 30, 1998, and as the interim Chief Executive Officer of the Company from April 10, 1998 until May 18, 1998. Mr. Harrison's employment with the Company terminated July 2, 1999.

(7)  This represents the severance payment paid to Mr. Harrison on July 2, 1999.

(8) This represents contributions under the profit sharing plan for Darlington Music Co., Inc.

(9) Mr. Kelley began working with the Company on June 29, 1998, as the Vice President and Chief Financial Officer of the Company. On July 30, 1998, he was elected as the Treasurer of the Company. Mr. Kelley continued to serve in these capacities until July 2, 1999, at which point his employment with the Company terminated.

(10) This represents the severance payment paid to Mr. Kelley on July 2, 1999.

(11) When Mr. Kelley terminated his employment with the Company, he forfeited 50,000 of these stock options and thus only 50,000 remain outstanding.


STOCK  OPTIONS

During the fiscal year ended December 31, 1999, 178,000 options were granted to employees and directors of the Company, of which 123,500 were subsequently forfeited. None of the options granted in 1999 have been exercised. As a result, 54,500 of the options granted in 1999 are currently outstanding. None of the 178,000 options granted during the fiscal year ended December 31, 1999, were granted to the executive officers listed in the Summary Compensation Table above.

OPTION  EXERCISES  AND  HOLDINGS

The following table sets forth information with respect to the executive officers listed in the Summary Compensation Table concerning the exercise of options during the last fiscal year and unexercised options held as of the end of the fiscal year.

AMERICAN  BINGO  -  PROXY  MATERIALS                                      PAGE:6
------------------------------------                                      ------

                    AGGREGATED OPTION EXERCISES DURING FISCAL YEAR 1999
                             AND FISCAL YEAR-END OPTION VALUES


                                                               Number of
                                                               Securities
                                                               Underlying  Value of Unexercised
                                                              Unexercised     In-the-Money
                                                               Options at      Options at
                                                            Fiscal Year End  Fiscal Year End(1)
                      Shares Acquired                         Exercisable/    Exercisable/
     Name               on Exercise       Value Realized      Unexercisable  Unexercisable
--------------------  ---------------  ---------------------  -------------  -------------
Andre M. Hilliou              --                    --          100,000/-0-      -0- / -0-
Richard M. Kelley             --                    --           50,000/-0-      -0- / -0-

(1)     Based  on  the  closing  bid  price for the Company's Common Stock on December 31,
        1999, of $.875 per share,  all  of  the options held by Mr. Hilliou and Mr. Kelley are out-of-the-money.


COMPENSATION  OF  DIRECTORS

During the first half of 1999, non-employee directors of the Company (James L. Hall, Grover C. Seaton and A. Joe Willis) received a fee of $1,000 for their services on the Board, plus a fee of $500 for each committee meeting attended. Any of these non-employee directors who served as a chairman of a committee during the first half of 1999 also received a fee of $5,000. In addition, on March 15, 1999, these non-employee directors were each granted options for 6,000 shares of the Company's Common Stock. During the second half of 1999, the directors did not receive any compensation for serving on the Board. The Company reimburses the directors for travel expenses incurred in connection with attending meetings of the Board and committees.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS

Effective as of September 21, 1999, the Company entered into a three-year employment agreement with Jeffrey L. Minch, pursuant to which he agreed to serve as the President of the Company for an annual base salary of $100,000. The agreement also provides that the Company shall pay to Mr. Minch, as incentive compensation, 100,000 shares of the Company's Common Stock at such time as the stock price closes at $2.00/share and 100,000 additional shares at each and every time that the stock price closes at an even multiple above $2.00/share.

In addition, the agreement provides that the Company will reimburse Mr. Minch for 50% of his office expenses in Austin, Texas, including expenses for rent, parking, administrative support, insurance, maintenance, telephone, utilities, office machines, office supplies and any other normal expenses of maintaining a business office.

Pursuant to the agreement, the Board of Directors of the Company will nominate Mr. Minch to serve as a director of the Company and Mr. Minch will serve in such capacity if elected by the Company's shareholders. Mr. Minch will not receive any additional compensation for serving as a director.

The agreement provides that the Company may terminate the agreement and Mr. Minch's employment in its absolute discretion upon thirty days written notice to Mr. Minch. In the event that the Company terminates the agreement and Mr. Minch's employment, the Company will be obligated to pay to Mr. Minch $100,000 as a severance payment. The agreement also provides that Mr. Minch may terminate the agreement in his absolute discretion upon ninety days written notice to the Company.

In the event the Company is sold to or merged with another company, the agreement will terminate automatically. If such a sale or merger results in the shareholders of the Company receiving consideration in any form equal to or greater than $3.00/share, the agreement provides that Mr. Minch shall be entitled to receive 500,000 shares of the Common Stock of the Company immediately prior to the consummation of any such sale or merger.

AMERICAN  BINGO  -  PROXY  MATERIALS                                      PAGE:7
------------------------------------                                      ------

The agreement also contains certain restrictions on Mr. Minch's ability to compete with the Company following termination of his employment and it contains certain confidentiality and other standard provisions.

SECTION  16(a)  BENEFICIAL  OWNERSHIP  REPORTING  COMPLIANCE

Section  16(a)  of  the  Securities  Exchange  Act  of  1934  requires:

     1.  the  Company's  directors  and  executive  officers;  and

     2. persons who own more than 10% of a registered class of the Company's equity securities to file with the Securities and Exchange Commission, within certain specified time periods, reports of ownership and changes in ownership. Such officers, directors and stockholders are required by SEC regulations to furnish the Company with copies of all such reports that they file.

To the Company's knowledge, based solely upon a review of copies of such reports furnished to the Company and representations by certain officers and directors that no other reports were required with respect to the year ended December 31, 1999, all persons subject to the reporting requirements of Section 16(a) filed the required reports on a timely basis with respect to 1999 except for Gordon R. McNutt who filed his initial report late after joining the Company's Board of Directors.


                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                 -----------------------------------------------
                                 AND MANAGEMENT
                                 --------------

The following table sets forth the number and percentage of outstanding shares of the Company's Common Stock beneficially owned as of March 31, 2000, by:

     1. each executive officer of the Company, including each of the executive officers listed in the Summary Compensation Table above;

     2.  each  director  and  each  nominee  for  director  of  the  Company;

     3. all of the executive officers and directors of the Company as a group; and,

     4. each person or entity known to the Company to own more than five percent of the outstanding Common Stock.

                                        NUMBER OF SHARES     PERCENT OF
NAME OF BENEFICIAL OWNER              BENEFICIALLY OWNED(1)   CLASS(2)
------------------------------------  ---------------------  -----------
Daniel W. Deloney(3)                            500,650(10)        6.05%
George M. Harrison, Jr.(4)                      291,333(11)        3.52%
Andre M. Hilliou (5)                            125,000(12)        1.49%
Larry D. Kasufkin(6)                                     0            *
Richard M. Kelley(7)                             50,000(13)        0.60%
Gordon R. McNutt(8)                                 23,000         0.28%
Jeffrey L. Minch(9)                              1,255,800        15.17%
Executive officers and directors of              1,779,450        21.50%
the Company as a group (4
persons)


AMERICAN  BINGO  -  PROXY  MATERIALS                                      PAGE:8
------------------------------------                                      ------

(1) Information relating to beneficial ownership of the Common Stock is based upon "beneficial ownership" concepts set forth in rules of the SEC under
     Section 13(d) of the Securities Exchange Act of 1934. Under these rules a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or direct the voting of such security, or "investment power," which includes the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any security of which that person has the right to acquire beneficial ownership within 60 days. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he has no beneficial interest. For instance, beneficial ownership includes spouses, minor children and other relatives residing in the same household, and trusts, partnerships, corporations or deferred compensation plans which are affiliated with the principal.

(2) Percentage is determined on the basis of 8,276,490 shares of Common Stock issued and outstanding plus shares subject to options or warrants held by the named individual for whom the percentage is calculated which are exercisable within the next 60 days as if outstanding, but treating shares subject to warrants or options held by others as not outstanding. An asterisk (*) indicates less than 1% ownership.

(3)  Address is 109 South Court Street, Montgomery, Alabama 36104.

(4)  Address is 208 Wyandot Street, Darlington, South Carolina 29532.

(5)  Address is Route 2, Box 314, Fincastle, Virginia 24090.

(6)  Address is 1440 Charleston Highway, West Columbia, South Carolina 29169.

(7)  Address is 14612 Addison Street, Sherman Oaks, California 91403.

(8)  Address is 3605 Mount Bonnell Road, Austin, Texas 78731.

(9) Address is 1250 Frost Bank Plaza, Congress Avenue at Ninth Street, Austin, Texas 78701.

(10) Includes 348,900 shares owned by Rice Acceptance Company, Inc., 114,000 shares owned by Rice Financial Corporation, 10,000 shares owned by Southern Warehouse Partners and 2,750 shares held in Mr. Deloney's IRA, in which shares Mr. Deloney possesses sole voting and investing power, and 25,000 shares held in his daughter's IRA, in which shares Mr. Deloney shares voting and investing power.

(11) Includes 5,000 shares owned by Mr. Harrison's wife in which he shares voting and investing power.

(12) Includes 100,000 shares Mr. Hilliou has the right to acquire within 60 days pursuant to the exercise of options.

(13) Includes 50,000 shares Mr. Kelley has the right to acquire within 60 days pursuant to the exercise of options.

AMERICAN  BINGO  -  PROXY  MATERIALS                                      PAGE:9
------------------------------------                                      ------

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
                 ----------------------------------------------

In connection with the acquisition of Darlington Music Co., Inc., the Company loaned George M. Harrison, Jr. and both of his brothers $81,999 pursuant to unsecured promissory notes. These notes accrued interest at 8% per annum and were to be repaid in three equal installments of $27,333 due on December 15, 1998, 1999, and 2000. These promissory notes were forgiven by the Company in 1999 in connection with the severance agreements entered into with each of them.

On June 4, 1998, the Company loaned Michael W. Mims $284,889 pursuant to a promissory note and security agreement. This note accrued interest at 7% per annum and was due in full on May 31, 2001. This note was secured by 100,000 shares of the Company's Common Stock. Mr. Mims repaid this promissory note in full in June 1999, and the stock was returned to him.

On November 9, 1998, the Company reorganized its South Carolina video gaming operations by entering into a three-year agreement with Mims & Dye Enterprises, L.L.C. ("Mims & Dye") which effectively served to outsource the operations of the Company's non-route video gaming operations at eight video gaming machine centers. Mims & Dye is managed by Michael W. Mims, who is also a 50% owner of that entity. Pursuant to the agreement, seven of the eight video gaming centers were leased or sub-leased by the Company to Mims & Dye. Under the agreement, the Company retained ownership of the video gaming machines and all related assets. In connection with the execution of the agreement, the Company loaned
$80,000 to Mims & Dye through two promissory notes, which notes were paid in full on May 9, 1999. On October 23, 1999, the Company renegotiated this agreement to receive all net proceeds from the operation of the video gaming machine centers. Subsequently, the Company terminated its contractual relations with Mims & Dye and entered into a new contract with Consolidated Gaming Company, LLC of Columbia, South Carolina, an unrelated party, to operate and manage a portion of the Company's video gaming machines.

Effective as of September 21, 1999, the Company and Jeffrey L. Minch entered into a three year Employment Agreement pursuant to which the Company will reimburse Mr. Minch for 50% of his office expenses in Austin, Texas, including expenses for rent, parking, administrative support, insurance, maintenance, telephone, utilities, office machines, office supplies and any other normal expenses of maintaining a business office.


                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
                -------------------------------------------------

During 1999, the Company had an Audit and Compensation Committee, a Nominating Committee, an Acquisition Committee and a Compliance Committee. Following the resignation of six members of the Board of Directors on July 2, 1999, the Board operated with only two or three members for the remainder of the year. Due to the small size of the Board during the second half of 1999, all of the members of the Board essentially served on all of the Board committees.

During the first half of 1999, the Audit and Compensation Committee was composed of James L. Hall (Chairman), Grover C. Seaton III and A. Joe Willis. The Audit and Compensation Committee met four times in 1999. This committee has the responsibility for reviewing the financial condition and accounting controls and determining that all audits and examinations required by law are performed. The committee recommends to the Board the appointment of the independent auditors for the next fiscal year, reviews and approves the auditors' audit plans, and reviews with the independent auditors the results of the audit and management's response thereto. This committee is also responsible for establishing all benefit and compensation plans for the Company.

During the first half of 1999, the Nominating Committee was composed of James L. Hall (Chairman), Andre M. Hilliou, Grover C. Seaton III and A. Joe Willis. The Nominating Committee met one time in 1999. This committee is responsible for nominating individuals for election to the Company's Board of Directors. The Board of Directors and the Nominating Committee welcome recommendations made by stockholders of the Company for individuals to be included in the slate of nominees for election at the annual meeting of stockholders. Any recommendations for the 2001 Annual Meeting of Stockholders must comply with the requirements of the Company's Certificate of Incorporation and should be made in writing addressed to the Company's Board of Directors, 1440 Charleston Highway, West Columbia, SC 29169. Under the Company's Certificate of Incorporation, any such recommendations must be delivered in writing to the Company not less than sixty days prior to the meeting date or, if less than seventy days' notice of the meeting date is given, ten days after notice of the meeting date is given by public disclosure.

AMERICAN  BINGO  -  PROXY  MATERIALS                                     PAGE:10
------------------------------------                                     -------

The Board of Directors of the Company held fifteen meetings during the year ended December 31, 1999. All of the directors of the Company attended at least 75% of the aggregate of such board meetings and the meetings of each committee on which they served.


                           RATIFICATION OF APPOINTMENT
                           ---------------------------
                             OF INDEPENDENT AUDITORS
                             -----------------------

Subject to ratification by the stockholders, the Board of Directors has appointed Sprouse & Winn, L.L.P. as independent auditors to audit the financial statements of the Company for the 2000 fiscal year. Sprouse & Winn, L.L.P. served as the independent auditors to audit the Company's financial statements for the fiscal year ended December 31, 1999.

King Griffin & Adamson P.C. was the Company's independent auditors for the fiscal years ended December 31, 1997 and 1998. After approval by the Board, the Company dismissed King Griffin & Adamson P.C. on September 17, 1999. Their independent auditor's reports for 1997 and 1998 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. The Company did not have any disagreements with them on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to their satisfaction, would have caused them to make reference to such matters in their report. The firm of Sprouse & Winn, L.L.P. was engaged as the Company's new independent auditors.

A representative of Sprouse & Winn, L.L.P. is expected to be present at the Meeting and will have an opportunity to make a statement, if the representative so desires, and will be available to respond to any appropriate questions stockholders may have.

The affirmative vote of the majority of the shares of the Company's Common Stock present in person or represented by proxy at the Meeting and entitled to vote is required for the ratification of the appointment of Sprouse & Winn, L.L.P. as the Company's independent auditors for the 2000 fiscal year. With respect to this vote, abstentions will have the effect of a "no" vote and broker non-votes will have no effect on the vote.

   THE  BOARD  OF  DIRECTORS  RECOMMENDS  A  VOTE  "FOR"  THE  RATIFICATION  OF
                SPROUSE & WINN, L.L.P. AS  INDEPENDENT  AUDITORS.


                              STOCKHOLDER PROPOSALS
                              ---------------------

Notices of stockholder proposals intended to be presented at the Meeting must have been provided in writing to the Company by no later than April 10, 2000 in order to be voted on at the Meeting. With respect to stockholder proposals for which notices were not provided to the Company by April 10, 2000 the person or persons designated as proxies in connection with the Company's solicitation of proxies shall have the discretionary voting authority to vote the shares of the Company's Common Stock represented by the proxy cards returned to the Company in accordance with their judgment on such matters when such proposals are presented at the Meeting.

Stockholder proposals intended to be presented at the 2001 Annual Meeting of Stockholders and included in the Company's Proxy Statement and form of proxy for that meeting must be received by the Company in writing by no later than December 29, 2000. Any stockholder of the Company who intends to present a proposal at the 2001 Annual Meeting of Stockholders to be voted on at that meeting, which proposal is not included in the Company's Proxy Statement, must deliver written notice of such proposal to the Company by no later than sixty days prior to the meeting date or, if less than seventy days' notice of the meeting date is given, ten days after notice of the meeting date is given by public disclosure. If the proposing stockholder fails to deliver written notice of such proposal to the Company by such date, then the person or persons designated as proxies in connection with the Company's solicitation of proxies shall have the discretionary voting authority to vote the shares of the Company's Common Stock represented by the proxy cards returned to the Company in accordance with their judgment on such matters when such proposals are presented at the 2001 Annual Meeting. Any such notice of a stockholder proposal must be made in writing addressed to Secretary, American Bingo & Gaming Corp., 1440 Charleston Highway, West Columbia, South Carolina 29169.

AMERICAN  BINGO  -  PROXY  MATERIALS                                     PAGE:11
------------------------------------                                     -------

                                  OTHER MATTERS
                                  -------------

The Board of Directors knows of no business other than that set forth above to be transacted at the Meeting, but if other matters requiring a vote of the stockholders arise, the persons designated as proxies will vote the shares of Common Stock represented by the proxy cards in accordance with their judgment on such matters.


                                     BY ORDER OF THE BOARD OF DIRECTORS


                                     /s/ JEFFREY L. MINCH

                                     JEFFREY  L.  MINCH
                                     VICE CHAIRMAN OF THE BOARD AND PRESIDENT


May  5,  2000

                                                                      APPENDIX A
                                                                      ----------


                          AMERICAN BINGO & GAMING CORP.

                  ANNUAL MEETING OF STOCKHOLDERS - MAY 31, 2000

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned hereby appoints Larry D. Kasufkin and Jeffrey L. Minch, and either of them, proxies of the undersigned, with full power of substitution, to vote all Common Shares of American Bingo & Gaming Corp. owned by the undersigned at the Annual Meeting of Stockholders of American Bingo & Gaming Corp. to be held on May 31, 2000, and at any adjournments thereof, hereby revoking any proxy heretofore given, upon the matters and proposals set forth in the Notice of Annual Meeting and Proxy Statement dated May 5, 2000, copies of which have been received by the undersigned. The undersigned instructs such proxy to vote as follows:

                           (CONTINUED ON REVERSE SIDE)

                         PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                          AMERICAN BINGO & GAMING CORP.

                                  MAY 31, 2000

                  PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED
--------------------------------------------------------------------------------
 A      X     PLEASE  MARK  YOUR  VOTES
              AS  IN  THIS  EXAMPLE.
--------------------------------------------------------------------------------


1.  To  elect  three  members  to the Company's Board of Directors;

[ ] FOR the election of all nominees listed at right (except as marked to the contrary)

[  ]  WITHHOLD  AUTHORITY  to vote for all nominees listed  at  right

NOMINEES:
Daniel  W.  Deloney
J  Gordon  R.  McNutt
Jeffrey  L.  Minch


2. To ratify the appointment of Sprouse & Winn, L.L.P. as the Company's independent auditors for 2000; and

                           FOR        AGAINST       ABSTAIN
                         [    ]       [     ]       [     ]

3. To consider such other matters as may properly come before the Meeting or any adjournment of the Meeting.

                           FOR        AGAINST       ABSTAIN
                         [    ]       [     ]       [     ]

FOR THE ELECTION OF ALL NOMINEES LISTED AT RIGHT (EXCEPT AUTHORITY IS WITHHELD WITH RESPECT TO EACH NOMINEE WHOSE NAME IS LINED THROUGH)


IF NO DIRECTION TO THE CONTRARY IS GIVEN, THEN THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR APPROVAL OF THE FOREGOING PROPOSALS.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED SHAREHOLDER.

THE PROXY WILL USE HIS DISCRETION WITH RESPECT TO ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE SIGN AND RETURN IN THE ENCLOSED ENVELOPE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

SIGNATURE(S)                                       Dated                   ,2000
            -------------------    ----------------     ------------------
                                   IF HELD JOINTLY

Important: (Please date and sign exactly as your name appears herein. For joint accounts, each joint owner should sign. Executors, administrators, trustees, etc. should also so indicate when signing.)